Exhibit 99.1

Range Impact Reports 2Q 2024 Financial Results

CLEVELAND, OHIO – (August 14, 2024) – Range Impact, Inc. (OTC: RNGE) (“Range Impact”), a public impact investing company dedicated to acquiring, reclaiming and repurposing mine sites in Appalachia, reported its results for the second quarter ended June 30, 2024.

Range Impact’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 was filed with the Securities and Exchange Commission on August 14, 2024 and is available for viewing at https://rangeimpact.com/investors/. Since the information provided in this press release is limited to selected financial and operational information, shareholders and interested parties are encouraged to read Range Impact’s full Form 10-Q available on its website.

Michael Cavanaugh, Range Impact’s CEO, stated, “Our second quarter revenue in 2024 declined relative to our second quarter revenue in 2023, primarily due to the failure in performance of a mining contractor that resulted in lower revenue from our Range Minerals business segment.” Cavanaugh added, “Furthermore, an investment in personnel and equipment was made to support an anticipated increase in revenue in our Range Reclaim business segment from reclamation work on abandoned mine lands in West Virginia in 2024, which unfortunately has not materialized to date, resulting in a misalignment between actual revenues and associated costs during the first half of 2024. Our team is closely reviewing our business segments and plans to proactively take the necessary steps to reset and reposition Range Impact for strong future growth and profitability, including prioritizing the reclamation and repurposing of owned mine sites in Appalachia.”

Second Quarter 2024 Financial Highlights (consolidated and for each business segment)

○	Range Impact | Consolidated results of all business segments | Consolidated revenue of $2,349,738 in 2Q 2024 compares unfavorably to consolidated revenue of $3,998,267 in 2Q 2023. This revenue decline is primarily due to a failure of performance by a mining contractor. Consolidated Adjusted EBITDA of ($312,994) in 2Q 2024 compares unfavorably to Consolidated Adjusted EBITDA of $479,405 in 2Q 2023 primarily due to a $803,340 decline in Adjusted EBITDA from the Range Reclaim and Range Minerals business segments.

○	Range Reclaim | Performs land reclamation and repurposing on mine sites | Revenue of $2,050,958 in 2Q 2024 compares unfavorably to revenue of $3,882,492 in 2Q 2023 which is largely due to the combination of Range Reclaim and Range Minerals into one business segment in 2Q 2023 and separated as two business segments in 2Q 2024. Adjusted EBITDA of $116,173 in 2Q 2024 compares unfavorably to Adjusted EBITDA of $835,392 in 2Q 2023 which is also the result of different classifications of business segments between 2Q 2024 and 2Q 2023.

○	Range Minerals | Subcontracts mining and reclamation on mine sites | Revenue of $138,118 in 2Q 2024 compares favorably to revenue of $0 in 2Q 2023, the result of the creation of the Range Minerals business segment in 1Q 2024. Notwithstanding this lack of year-over-year comparison, the Range Minerals business segment underperformed during 2Q 2024 due to the failure of performance by a mining contractor, which largely explains the revenue decline of Range Impact on a consolidated basis. Adjusted EBITDA of ($84,121) in 2Q 2024 compares unfavorably to Adjusted EBITDA of $0 in 2Q 2023 due to additional costs associated with the failure of performance by a mining contractor.

○	Range Water | Develops water treatment and agricultural solutions for mine sites | Revenue of $0 for 2Q 2024 and 2Q 2023 since Range Water is a pre-revenue innovative water and agricultural solutions business. Adjusted EBITDA of ($4,515) for 2Q 2024 compares favorably to Adjusted EBITDA of ($18,690) for 2Q 2023 due a reduced investment in Range Water’s biochar research and development projects during 2Q 2024.

○	Range Security | Provides security services on mine sites being reclaimed | Revenue of $160,662 for 2Q 2024 compares favorably to revenue of $115,775 for 2Q 2023 due to the addition of a new mine site customer in Kentucky. Adjusted EBITDA of $60,194 for 2Q 2024 compares favorably to Adjusted EBITDA of $40,665 for 2Q 2023 also due to the addition of a new mine site customer in Kentucky.

○	Range Land | Owns, reclaims and repurposes mine sites for non-fossil fuel uses | Revenue and Adjusted EBITDA of $0 in 2Q 2024 and 2Q 2023 since Range Land did not recognize any revenue or expenses in either quarterly period. Management expects activity in Range Land to increase in the future as our corporate strategy begins to prioritize reclamation and repurposing of owned mine sites.

○	Graphium Biosciences | Glycosylated cannabinoid drug development business | Revenue of $0 for 2Q 2024 and 2Q 2023 since Graphium Biosciences is a pre-revenue drug development business. Adjusted EBITDA of ($157,275) in 2Q 2024 compares unfavorably to Adjusted EBITDA of ($107,444) in 2Q 2023 due to the reallocation of a corporate executive from the Corporate business segment to the Graphium Biosciences business segment beginning in 2Q 2024. Management is currently evaluating strategic alternatives for this business segment.

○	Corporate | Range Impact corporate overhead and administrative expenses | Adjusted EBITDA of ($243,450) for 2Q 2024 compares favorably to Adjusted EBITDA of ($270,518) for 2Q 2023 due to the reallocation of a corporate executive from Range Impact to Graphium Biosciences, which is offset by increased investment in additional corporate professionals to support the anticipated growth of Range Impact.

Second Quarter 2024 Consolidated Financial Highlights

	2Q 2024	2Q 2023	2Q 2024 LTM	2Q 2023 LTM

Revenue	$2,349,738	$3,998,267	$18,592,783	$11,206,073
Cost of Goods Sold	2,498,667	3,153,166	13,982,152	8,383,670

Gross Profit	(148,929)	845,101	4,610,631	2,822,403

Operating Expenses	854,977	691,408	4,887,330	3,085,498

Operating Income (Loss)	(1,003,906)	153,693	(276,699)	(263,095)

Other Income	(221,775)	(116,931)	1,158,331	(108,019)

Net Income (Loss)	(1,225,681)	36,762	881,632	(371,114)

Non-Cash Expenses	690,427	377,646	894,475	1,465,241
Working Capital Changes	(15,232)	(1,488,603)	(2,602,602)	(1,251,236)

Cash Flow from Operations	$(550,486)	$(1,074,195)	$(826,495)	$(157,109)

Gross Profit Margin %	-6.3%	21.1%	24.8%	25.2%
Operating Profit Margin %	-42.7%	3.8%	-1.5%	-2.3%
Net Income Margin %	-52.2%	0.9%	4.7%	-3.3%
Cash Flow from Operations Margin %	-23.4%	-26.9%	-4.4%	-1.4%

Second Quarter 2024 Segmented Financial Highlights

	2Q 2024	2Q 2023	2Q 2024 LTM	2Q 2023 LTM

Revenue

Range Reclaim	$2,050,958	$3,882,492	$15,348,073	$11,063,898
Range Minerals	138,118	-	2,120,233	-
Range Water	-	-	-	-
Range Security	160,662	115,775	1,124,477	142,175
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	-	-	-	-

Total Revenue	$2,349,738	$3,998,267	$18,592,783	$11,206,073

Gross Profit

Range Reclaim	$(252,848)	$789,687	$3,592,324	$2,756,566
Range Minerals	20,842	-	357,654	-
Range Water	-	-	-	-
Range Security	83,077	55,414	660,653	65,837
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	-	-	-	-

Total Gross Profit	$(148,929)	$845,101	$4,610,631	$2,822,403

Net Income (Loss)

Range Reclaim	$(579,928)	$433,922	$1,160,681	$1,497,180
Range Minerals	(84,121)	-	152,455	-
Range Water	(5,154)	(19,116)	(70,296)	(38,280)
Range Security	57,302	37,550	538,645	20,445
Range Land	-	-	(13,134)	-
Graphium Biosciences	(157,275)	(107,444)	(534,183)	(450,871)
Corporate	(456,505)	(308,150)	(352,536)	(1,399,588)

Total Net Income (Loss)	$(1,225,681)	$36,762	$881,632	$(371,114)

Adjusted EBITDA

Range Reclaim	$116,173	$835,392	$3,934,353	$2,677,681
Range Minerals	(84,121)	-	152,455	-
Range Water	(4,515)	(18,690)	(67,737)	(37,854)
Range Security	60,194	40,665	550,209	24,988
Range Land	-	-	(13,134)	-
Graphium Biosciences	(157,275)	(107,444)	(534,183)	(450,871)
Corporate	(243,450)	(270,518)	(1,451,055)	(954,302)

Total Adjusted EBITDA	$(312,994)	$479,405	$2,570,908	$1,259,642

Second Quarter 2024 Reconciliation of Net Income (Loss) to Adjusted EBITDA

	2Q 2024	2Q 2023	2Q 2024 LTM	2Q 2023 LTM

Net Income (Loss)

Range Reclaim	$(579,928)	$433,922	$1,160,681	$1,497,180
Range Minerals	(84,121)	-	152,455	-
Range Water	(5,154)	(19,116)	(70,296)	(38,280)
Range Security	57,302	37,550	538,645	20,445
Range Land	-	-	(13,134)	-
Graphium Biosciences	(157,275)	(107,444)	(534,183)	(450,871)
Corporate	(456,505)	(308,150)	(352,536)	(1,399,588)

Total Net Income (Loss)	$(1,225,681)	$36,762	$881,632	$(371,114)

Interest

Range Reclaim	$61,195	$63,061	$425,260	$149,185
Range Minerals	-	-	-	-
Range Water	-	-	-	-
Range Security	-	224	-	224
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	104,465	1,712	312,941	16,106

Total Interest	$165,660	$64,997	$738,201	$165,515

Taxes

Range Reclaim	$-	$-	$-	$-
Range Minerals	-	-	-	-
Range Water	-	-	-	-
Range Security	-	-	-	-
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	56,600	-	56,600	-

Total Taxes	$56,600	$-	$56,600	$-

Depreciation

Range Reclaim	$634,906	$338,409	$2,348,412	$1,031,316
Range Minerals	-	-	-	-
Range Water	639	426	2,559	426
Range Security	2,892	2,891	11,564	4,319
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	-	-	-	-

Total Depreciation	$638,437	$341,726	$2,362,535	$1,036,061

Non-Cash Charges

Range Reclaim	$-	$-	$-	$-
Range Minerals	-	-	-	-
Range Water	-	-	-	-
Range Security	-	-	-	-
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	51,990	35,920	(1,468,060)	429,180

Total Non-Cash Charges	$51,990	$35,920	$(1,468,060)	$429,180

Adjusted EBITDA

Range Reclaim	$116,173	$835,392	$3,934,353	$2,677,681
Range Minerals	(84,121)	-	152,455	-
Range Water	(4,515)	(18,690)	(67,737)	(37,854)
Range Security	60,194	40,665	550,209	24,988
Range Land	-	-	(13,134)	-
Graphium Biosciences	(157,275)	(107,444)	(534,183)	(450,871)
Corporate	(243,450)	(270,518)	(1,451,055)	(954,302)

Total Adjusted EBITDA	$(312,994)	$479,405	$2,570,908	$1,259,642

Non-GAAP Financial Information

In addition to our results under Generally Accepted Accounting Principles (“GAAP”), in this release we also present certain other supplemental measures of financial performance that are not required by or presented in accordance with GAAP, including Adjusted Earnings Before Interest Taxes Depreciation and Amortization (“Adjusted EBITDA”). We calculate Adjusted EBITDA as net income (loss) before interest expense, income tax expense, depreciation and amortization, non-cash stock-based compensation expenses related to restricted stock grants and stock options issued to directors and employees and consultants, and any one-time non-recurring items. Adjusted EBITDA is one of the primary metrics used by management to evaluate our financial performance, analyze the effectiveness of our business strategies, and make budgeting and capital allocation decisions. However, this non-GAAP measure does have certain limitations and should not be considered as an alternative to net income (loss), earnings (loss) per share or any other performance measures derived in accordance with GAAP.

About Range Impact, Inc.

Headquartered in Cleveland, Ohio, Range Impact is a public company (OTC: RNGE) dedicated to improving the health and wellness of people and the planet through a novel and innovative approach to impact investing. Range Impact owns and operates several complementary operating businesses focused on developing long-term solutions to environmental, social, and health challenges, with a particular focus on acquiring, reclaiming and repurposing mine sites and other undervalued land in economically disadvantaged communities throughout Appalachia. Range Impact takes an opportunistic approach to impact investing by leveraging its competitive advantages and looking at solving old problems in new ways. Range Impact seeks to thoughtfully allocate its capital into strategic opportunities that are expected to make a positive impact on the people-planet ecosystem and generate strong investment returns for its shareholders.

Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in Section 27(a) of the Securities Act of 1933, as amended and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors that could cause actual outcomes and results to be materially different from those indicated in such statements. Such factors include, among others, the inherent uncertainties associated with new projects and development stage companies, timing of clinical trials and product development, business strategy and new lines of business. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Range Impact, Inc.

Investor Relations: (216) 304-6556 and ir@rangeimpact.com

Corporate Website: www.rangeimpact.com